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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                ______________


                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                                ______________



Date of Report (Date of earliest event reported): February 22, 2001



                              CuraGen Corporation
            (Exact name of registrant as specified in its charter)


  Delaware                       0-23223                       06-1331400
------------------           ----------------            ---------------------
(State or other                (Commission                   (IRS Employer
jurisdiction of                File Number)               Identification No.)
incorporation)


                       555 LONG WHARF DRIVE, 11TH FLOOR
                         NEW HAVEN, CONNECTICUT 06511
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (203) 401-3330
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ITEM 5.   OTHER EVENTS.

     On February 22, 2001, the Registrant issued a press release announcing that it had received clearance from the United States Federal Trade Commission (FTC), under the Hard-Scott-Rodino Antitrust Improvements Act of 1976, to proceed forward with the terms of their two landmark genomic agreements with Bayer AG. The first agreement is a comprehensive alliance to discover, develop, and jointly commercialize small molecule drugs to treat obesity and adult onset diabetes. The second agreement is a broad collaboration to apply the Registrant's functional genomic technologies and pharmacogenomic expertise to evaluate Bayer AG's developmental and preclinical pipeline of pharmaceutical compounds across all disease areas. Upon FTC approval, the Registrant completed an $85 million purchase of the Registrant's common stock by Bayer AG. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          Exhibit 99.1 - Press Release dated February 22, 2001.
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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CURAGEN CORPORATION
                                    (Registrant)



Date: February 22, 2001             By: /s/  David Wurzer
                                        --------------------------
                                        Executive Vice President and
                                        Chief Financial Officer